THIRD AMENDMENT AND RATIFICATION OF ASSIGNMENT AGREEMENT
WITH CONTINGENT RIGHT OF REVERTER
Effective August 10, 2008

KNOW ALL MEN BY THESE PRESENTS THAT:

WHEREAS, by that certain Assignment Agreement with Contingent Right of Reverter (hereafter the “Agreement”) made effective as of August 10, 2002 (the “Effective Date”), i-minerals inc.  (formerly Alchemy Ventures, Ltd. “ALY”) a company incorporated pursuant to the Canada Business Corporations Act  (“IMA”), received certain state mineral lease applications from Idaho Industrial Minerals, LLC., an Idaho limited liability company (“IIM”) and Northwest Kaolin, Inc., an Idaho corporation (“NWK”), collectively, referred to hereinafter as the “Parties”.

WHEREAS, a Memorandum of Assignment Agreement with Contingent Right of Reverter was recorded for notice purposes in the Latah County Recorder’s office at Moscow, ID covering the then lease applications which became mineral leases as more completely described on Exhibit A, attached hereto and incorporated herein.

WHEREAS, ALY changed its name to i-minerals inc. and was continued from the jurisdiction of the Company Act (British Columbia) to the jurisdiction of the Canada Business Corporation Act on January 22, 2004 and its wholly owned subsidiary, AlchemyKaolin, Inc., an Idaho incorporated company, changed its name to i-minerals, USA inc. in February 2005. (“IMI”);

WHEREAS, IMA, IMI, IIM and NWK amended the Agreement effective August 10, 2005 (“First Amendment”) to extend the term of the Agreement and arrange for additional consideration to IIM and NWK;

WHEREAS, the First Amendment proved difficult for the TSX Venture Exchange (the “TSX.V”) to quickly approve due to the complexity of evaluating the future share consideration, and the parties rescinded the First Amendment and ratified the Agreement in all its terms, except as modified, amended and changed by the Second Amendment And Ratification Of Assignment Agreement With Contingent Right Of Reverter effective as of August 10, 2005 (“Second Amendment”), which included an extension of the Term.

NOW THEREFORE, in consideration of Fifty Thousand (50,000) warrants of IMA exercisable by IIM at a cost of C$0.70/common share within two years, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, we, the undersigned, and each for itself, himself and herself, as the case may be, do hereby:

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1.  Replace in its entirety Section 1.4 of the Agreement such that the new Section 1.4 of the Agreement will read:

1.4       Term.  The Term of this Agreement shall commence on the Effective Date and shall continue for a period of nine (9) years (the “Term”), unless sooner terminated as provided in this Agreement.

2. Ratify, adopt and confirm the Agreement in all its terms and provisions as previously modified, amended and changed and as modified, amended and changed herein, and do hereby grant, convey and assign said Lease Applications, Leases and Properties, as more fully described in Exhibit A attached hereto and incorporated by this reference, which description supercedes and replaces all previous descriptions of the Lease Applications, Leases and Properties, unto IMA, its successors, subsidiaries, affiliates and assigns in interest, as fully and completely as if it had originally been named as assignee in said Agreement.

3.  This Third Amendment And Ratification Of Assignment Agreement With Contingent Right Of Reverter (“Third Amendment”) is subject to the approval of the TSX V.

We, the undersigned, hereby declare that said Assignment Agreement with Contingent Right of Reverter in all its terms and provisions, as herein and previously amended, is binding on each of us and on the respective heirs, executors, administrators, successors or assigns of the undersigned.

This Third Amendment may be executed in counterparts and a facsimile of the executed signature page shall constitute an original for all purposes.

           IN WITNESS WHEREOF, this Third Amendment has been executed effective as of the 10th Day of August, 2008.

IIM:	IMA:
IDAHO INDUSTRIAL MINERALS LLC.	i-minerals, inc.

By /s/ W. Robert Lemke	By /s/ Roger Kauffman
_____________President	_____________President

NWK:	IMI:
Northwest Kaolin, INC.	i-minerals USA, inc.

By /s/ W. Robert Lemke	By /s/ Roger Kauffman
_____________President	_____________President

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EXHIBIT A
TO THAT CERTAIN
THIRD AMENDMENT AND RATIFICATION OF ASSIGNMENT AGREEMENT WITH CONTINGENT RIGHT OF REVERTER

Dated Effective August 10, 2008
By and between i-minerals, inc. and Idaho Industrial Minerals, LLC

MINERAL LEASES HELD BY I-MINERALS USA, INC.
AS OF AUGUST 10, 2008

LEASE No.	Township	Range	Section	Legal Description	Acres
9266	41 North	1 East	18	Lot 2 (SW¼NW¼), NE¼, E½NW¼, W½SE¼, W½SE¼SE¼	381
9267	41 North	1 East	17	NW¼, N½SW¼, S½SW¼SE¼, SE¼SE¼, W½NE¼, W½NE¼NE¼	400
9268	40 North	1 West	6	Lot 9 (SW¼NW¼), Lot 10 (NW¼SW¼), Lot 11 (SW¼SW¼), SE¼NW¼, E½SW¼, SE¼, SW¼NE¼	451
9269	40 North	1 West	8	S½, NE¼NE¼, S½NE¼	440
9272	41 North	1 West	23	Lot 1 (NE¼NE¼) Lot 2 (NW¼NW¼) Lot 3 (SW¼NW¼) Lot 4 (SE¼NE¼) Lot 5 (NE¼SE¼) Lot 6 (NW¼SW¼) Lot 7 (SW¼SW¼) Lot 8 (SE¼SE¼) E½SW¼, W½SE¼	485
9273	41 North	1 West	22 27	NE¼SW¼ Lot 1 (SE¼SE¼) Lot 2 (SW¼SE¼) Lot 3 (SE¼SW¼) Lot 4 (SW¼SW¼) W½NW¼, SE¼NW¼, S½NE¼, N½S½	556

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9275	41 North	1 West	20 24 36	W½NE¼, NE¼NE¼, W½SE¼, SE¼SE¼ Lot 2 (NW¼NW¼), Lot 3 (SW¼NW¼), E½NW¼, NW¼NE¼ SW¼SE¼, E½SW¼	562
9276	41 North	1 West	21 22	N½ N½	640
9279	41 North	1 West	16	Lot 3 (SE¼SW¼), Lot 4 (SW¼SW¼), NW¼, N½SW¼, S½NE¼	414
9293	40 North	1 West	17	NW¼, N½NE¼, SE¼NE¼, NW¼SE¼	320

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